NOTICE OF MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 2, 1998


To the Stockholders:

A Meeting of Stockholders (the "Meeting") of American General Ventures, Inc. (the "Company") will be held at the Embassy Suites Hotel, 7290 Commerce Center Drive, Colorado Springs, Colorado, on Friday, October, 2nd 1998 at 10:30 a.m., local time, to consider and act upon the following matters described in the Proxy Statement:

1.   To elect three directors for the ensuing year.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Stockholders of record at the close of business on September 11th, 1998 are entitled to notice of, and to vote at, the Meeting.

     All stockholders are cordially invited to attend the Meeting.

                                       By order of the Board of Directors


                                       Steven H. Walker, Chairman











THE BOARD OF DIRECTORS CONSIDERS THE VOTE OF ALL STOCKHOLDERS TO BE IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY AND MAIL IT PROMPTLY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

AMERICAN GENERAL VENTURES, INC.
3650 Austin Bluffs Parkway - Suite 138
Colorado Springs, CO 80918

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS October 2nd, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American General Ventures, Inc. (the "Company") for use at the Meeting of Stockholders of the Company (the "Meeting") to be held at the Embassy Suites Hotel, 7290 Commerce Center Drive, Colorado Springs, Colorado, at 10:30 a.m. on Friday October 2nd, 1998, (and at any adjournments thereof), for the purposes set forth in the foregoing Notice.

The close of business on September 11th, 1998 has been established as the record date for determining the stockholders entitled to notice of and to vote at the Meeting, and to any adjournments thereof. As of the record date, there were issued and outstanding and entitled to vote 11,671,268 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"). Holders of shares of Common Stock are entitled to one vote for each share owned at the record date on all matters to come before the meeting and any adjournments thereof.

All proxies will be voted in accordance with the instructions contained therein. If no choice is specified, the proxies will be voted in favor of the proposal set forth in the Notice and, with respect to any other business which may properly come before the meeting, in the discretion of the named proxies. Any proxy may be revoked by a stockholder at any time before it is exercised by written revocation sent to Steven H. Walker, Chairman of the Company.

Votes Required

A quorum at the Meeting shall consist of one-third (1/3) of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy. The two director nominees who receive a plurality of the votes cast by stockholders entitled to vote at the Meeting will be elected. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Meeting and voting on the matters is required for the approval of the other matters set forth in the foregoing notice.

Beneficial Ownership

The  following  table  sets  forth  certain  information   regarding  beneficial
ownership of the Company's Common Stock, as of September 11th, 1998, by all directors and executive officers of the Company as a group.

Name of Beneficial                  Number of Shares             % of Common
     Owners                        Beneficially Owned          Stock Outstanding
------------------                 ------------------          -----------------

Directors and Executive Officers
as a Group ...........................  6,079,700                    52.1%


ELECTION OF DIRECTORS

The persons named in the enclosed Proxy will vote to elect as director the three nominees named below. The Proxy may not be voted for more than three directors.

All of the directors so elected will serve until the next Meeting of Stockholders and until their respective successors are elected and qualified. If a nominee becomes unavailable, the person acting under the Proxy may vote the Proxy for the election of a substitute. It is not presently contemplated that either of the nominees will be unavailable.

The following table sets forth the name and age of each nominee and the positions and offices held, principal occupation and business experience and the year in which the nominee became a director of the Company:

Director
Name and Principal Occupation                          Age      Since
-----------------------------                          ---      -----

Steven H. Walker Ph.D. ..............................  60        1984
     Chairman of the Board Directors, President and Chief Executive Officer of the Company

Christopher S. Walker ...............................  29        1996
     Secretary, Chief Operating Officer
     and Director of the Company

Adrian Belinne
     Director  ......................................  34         New

Dr. Steven Walker, the Company's founder, has served as Chairman of the Board of Directors, President and Chief Executive Officer since the Company's inception in 1984. Dr. Walker holds a Ph.D. in Psychology from the University of Wyoming. Prior to founding the Company he was a licensed psychologist in private practice from 1973 to 1984.

Mr. Christopher Walker has been with the Company since 1988. He is Secretary and Chief Operating Officer of the Company. He is responsible for product development and deployment for the Wal-Mart Online Build-to-Order computer program and the Company's Internet storefront. Mr. Walker holds a Bachelor of Science degree in Business Administration from the University of Northern Colorado.

Mr. Belinne is Microsoft's coordinator of the International & Business Development activities of Hotmail, its wholly owned subsidiary. As coordinator, Mr. Belinne is responsible of Hotmail's international activities, including legal, customer support, operations, product planning, business development and marketing. Mr. Belinne provided critical interface between Hotmail and Microsoft during the integration of Hotmail into the International versions of MSN. He managed numerous aspects of the globalization of Hotmail, which included the localization of Hotmail into languages other than English. Mr. Belinne also Managed all non-technical aspects of the Hotmail content delivery product, WebCourier.


Director Compensation

Directors who are also officers of the Company do not receive compensation for their services to the Company as directors. Directors who are not officers of the Company are reimbursed for out-of-pocket expenses for attending Board and committee meetings, but otherwise receive no compensation for service as directors.

APPENDIX A


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Please mark the boxes on this page to indicate how your shares will be voted. Then sign and return this page to Company headquarters.

Your vote must be received prior to the Meeting of Stockholders, October 2nd, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

American General Ventures, Inc.
3650 Austin Bluffs Parkway - Suite 138
Colorado Springs, CO  80918


PROXY BALLOT
                                        [ ] For      [ ] Against  [ ] Abstain
To fix the number of directors
at three and elect the three
nominees listed below.

Nominees:  Steven H. Walker, Adrian Belinne, Christopher S. Walker


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before said Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.     Date ____________________

_________________________                       _________________________
Stockholder sign here                           Co-owner sign here






Please  mark box at right if  comments  or address  change has been noted on the
reverse side of this page.                                                   ___

AMERICAN GENERAL VENTURES, INC.
Proxy for Meeting of Stockholders to be held October 2nd, 1998


PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY.

Please sign this Proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.



HAS YOUR ADDRESS CHANGED?

___________________________

___________________________

___________________________



DO YOU HAVE ANY COMMENTS?

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________